UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

OYOCAR GROUP CORP.
(Exact name of registrant as specified in charter)

Nevada	98-1742455
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Colinas Marinas, Marbellas, Villa 10 Sosua, Dominican Republic	57000
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange of which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box ☒

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐

Securities Act registration statement file number to which this form relates: Form S-1; SEC File Number: 333-275980

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001

(Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of securities contained in Registrant’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission (File Number: 333-275980) is incorporated herein by reference.

ITEM 2. EXHIBITS.

The following Exhibits are incorporated herein by reference from the Registrant's Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission (SEC File Number 333-275980) on December 11, 2023. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

Exhibit No.	Document Description
3.1*	Articles of Incorporation
3.2*	Bylaws
23.1*	Consent of Accountant

__________

* Previously filed

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

OYOCAR GROUP CORP.

Date: November 22, 2024	By:	/s/ Jonathan Rafael Perez Peralta
Jonathan Rafael Perez Peralta, President and C.E.O.

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